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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2001

                               JCC HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                         1-12095                     62-1650470
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


                                 One Canal Place
                           365 Canal Street, Suite 900
                          New Orleans, Louisiana, 70130
              (Address of Principal Executive Offices and Zip Code)

                                 (504) 533-6000
              (Registrant's telephone number, including area code)



ITEM 1. CHANGES IN CONTROL OF REGISTRANT AND ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         On April 25, 2001, Colin V. Reed resigned as a member of our board of directors and as Chairman of the Board, effective as of April 23, 2001. Harrah's Entertainment, Inc. ("HET") through Mr. Reed, appointed Philip G. Satre to be his successor as a board member in accordance with procedures applicable under our corporate governance documents.

         Under our Second Amended and Restated Certificate of Incorporation and in accordance with the terms of our Plan of Reorganization, our board of directors is comprised of seven directors divided into three groups. Group I consists of one director nominated by HET and one director nominated by Bankers Trust Company and the Noteholders' Committee as appointed by the United States Trustee on January 10, 2001. The HET nominated director was Mr. Reed, and the director nominated by the Bankers Trust Company and the Noteholders' Committee was Rudy J. Cerone. Mr. Satre will replace Mr. Reed as the Group I HET director.

         As a prerequisite to serving on our board, our directors are required to be found suitable by the Louisiana Gaming Control Board ("LGCB"). Both Mr. Satre and Mr. Cerone have previously served on our board and have been found suitable by the LGCB. Currently, these Group I directors comprise our entire board of directors.

         Group II shall consist of one director nominated by HET and one director previously nominated by Bankers Trust Company and the Noteholders' Committee. The total number of authorized nominated directors will increase by the two directors comprising Group II when the second HET nominated director has been appointed, the second nominated director has been appointed by Bankers Trust Company and the Noteholders' Committee, and the requisite gaming regulatory agencies have made the determination necessary to allow both of the directors to serve on the board of directors. The total number of authorized nominated directors will again increase by three, with such directors comprising Group III, when a third HET nominated director has been appointed, a third and fourth nominated director have been appointed by Bankers Trust Company and the Noteholders' Committee, and the requisite gaming regulatory agencies have made determinations necessary to allow all three directors to serve on the board.

         The LGCB is currently investigating the nominated directors expected to comprise Group II and Group III for suitability to serve on our board of directors. They are expected to begin serving as directors upon a finding of suitability.

         This Current Report on Form 8-K includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including in particular the statements about the


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nominated directors expected to serve on our board of directors. Although we believe that the projections, plans, objectives, expectations and prospects reflected in or suggested by such forward-looking statements are reasonable, such statements involve uncertainties and risks, and we cannot assure that such projections, plans, objectives, expectations and prospects will be achieved. Important factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements include a finding by the Louisiana Gaming Control Board that any of the nominated directors is unsuitable. All written or oral forward-looking Statements attributable to us are expressly qualified in their entirety by these cautionary Statements.

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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


JCC HOLDING COMPANY
(REGISTRANT)

         /s/ L. Camille Fowler
         ---------------------
         L. Camille Fowler
         Vice President - Finance, Secretary and Treasurer


Date:  May 1, 2001



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